Summary Prospectus December 31, 2024 Column Small Cap Select Fund (CFSSX) https://columnfunds.com/

Before you invest, you may want to review the Column Small Cap Select Fund’s (the “Small Cap Select Fund” or the “Fund”) Statutory Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated December 31, 2024, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at https://columnfunds.com/. You can also get this information at no cost by calling 866-950-4644 or by sending an email request to nmis-online@northwesternmutual.com.

Investment Objective. The investment objective of the Fund is long-term capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as annual program or administrative fees, for participating in an advisory program sponsored by Northwestern Mutual Wealth Management Company (“NMWMC”), an affiliate of the Adviser (defined below), which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.76%
Other Expenses	0.13%
Shareholder Servicing Plan Fees(1)	0.06%
Total Annual Fund Operating Expenses	0.95%
Management Fee Waiver(2)	-0.29%
Total Annual Fund Operating Expenses after Management Fee Waiver	0.66%

(1)The Trust’s Board of Trustees (the “Board of Trustees”) has authorized a shareholder servicing plan fee in the amount of 0.10% of the Fund’s average daily net assets. Currently, the shareholder servicing plan fee being charged is 0.06% of the Fund’s average daily net assets; however, the fee may be increased to 0.10% of the Fund’s average daily net assets at any time.
(2)Mason Street Advisors, LLC (the “Adviser”), the Fund’s investment adviser, has contractually agreed, through at least December 31, 2025, to waive its management fees to the extent such management fees exceed the management fees that the Adviser is required to pay to the Fund’s designated sub-advisers for management of allocated portions of the Fund. The Adviser may not recoup these waivers in future periods. The current fee waiver agreement can be terminated only by, or with the consent of, the Board of Trustees, or by the Adviser, upon 90 days’ written notice to the Board, at the end of the current term of the agreement.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The management fee waiver discussed in the table above is reflected only through December 31, 2025. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$67	$274	$497	$1,140

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal period December 11, 2023 (commencement of operations) through August 31, 2024, the portfolio turnover rate for the Fund was 54.21% of the average value of its portfolio.

Principal Investment Strategies. Under normal market conditions, the Fund will invest at least 80% of net assets (plus any borrowings for investment purposes) in common stocks of small capitalization companies (“small-cap companies”) (the “Name Rule Policy”). The Fund defines small-cap companies as companies with market capitalizations within the collective range of the Russell 2000® Index and S&P SmallCap 600® Index. As of September 30, 2024, this range was approximately $11 million to $15.9 billion. The market capitalization range of these indices changes over time. Subject to the Name Rule Policy, securities of companies whose market capitalizations no longer fall within this collective range after purchase may continue to be held by the Fund.

The Fund may invest in common stocks issued by U.S. and foreign companies. The Fund may also invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). Depositary receipts represent interests in foreign securities on deposit by banks. The Fund may also invest in U.S. and foreign real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The sub-advisers normally invest the Fund’s assets across different sectors, but from time-to-time a significant percentage of the Fund’s assets may be invested in issuers in a single sector, and the Fund’s assets may be invested in a smaller number of issuers than other more diversified funds. The sector weightings of the Fund are likely to change over time.

The Fund incorporates a mix of investment styles and philosophies, targeting a balance of growth and value over time. The Adviser is responsible for developing, constructing and monitoring the asset allocation and portfolio strategy for the Fund. The Adviser believes the Fund’s reward and risk characteristics can be enhanced, using a “manager of managers” approach, by employing a select group of sub-advisory firms with distinct and complementary investment styles and approaches for the Fund. When determining the allocation of the Fund’s assets among sub-advisers, the Adviser uses proprietary qualitative and quantitative research, considering factors including, but not limited to, sub-adviser experience and investment approach, expected risk and return potential, portfolio characteristics, and costs. Sub-adviser asset allocations are determined by the Adviser and the Adviser may increase or decrease a sub-adviser’s asset allocation as deemed appropriate by the Adviser. The strategies for each sub-adviser are described as follows:

Boston Partners Global Investors, Inc. (WPG Partners division)
The sub-adviser invests in a high conviction portfolio, a focused group of stocks that the sub-adviser believes has the best performance potential. The sub-adviser uses fundamental research to uncover stocks selling at prices the sub-adviser believes are below long-term intrinsic value with a near-term positive catalyst and upside potential that outweighs its downside risk.

Driehaus Capital Management LLC
The sub-adviser invests in U.S. small-cap companies, using a combination of fundamental, technical, and behavioral analysis to identify companies experiencing positive fundamental changes and growth inflections, often initially sourced through positive earnings surprises and earnings revisions.

Neuberger Berman Investment Advisers LLC
The sub-adviser combines two complementary strategies focused on U.S. small-cap companies: one seeks to invest in undervalued companies whose current market shares and balance sheets are strong and the other seeks to invest in companies trading below the portfolio managers’ estimate of their intrinsic value due to complexity, cyclicality, or interrupted growth and that they believe have the potential for appreciation over time.

Vaughan Nelson Investment Management, L.P.
The sub-adviser invests in U.S. small-cap companies trading at valuations below the sub-adviser’s assessment of their long-term intrinsic value. The strategy employs fundamental research to identify companies with undervalued earnings growth, assets, or dividend yield.

Principal Risks. Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. The principal risks of investing in the Fund are:

•Management Risk. The Adviser’s investment strategies for the Fund, including the “manager of managers” approach described above, may not result in an increase in the value of your investment or in overall performance equal to other investments.

•General Market Risk. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

•Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, and armed conflict between Israel and Hamas in the Middle East. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

•Common Stock Risk. Common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks of equity securities, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

•Growth Stock Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks and may be out of favor with investors at different periods of time. Compared to value stocks, growth stocks may experience larger price swings.

•Value Stock Risk. Value stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time.

•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

•Small-Cap Companies Risk. The Fund may invest substantially all of its assets in the stocks of small-cap companies. Investing in small-cap companies generally involves higher risks than investing in large capitalization companies as small-cap companies tend to have more limited product lines, markets, financial resources and management team depth. The stock prices of small-cap companies are often more volatile than the stock prices of larger capitalization companies and the risk of bankruptcy or insolvency of many small-cap companies (with the attendant losses to shareholders) is higher than for larger, “blue-chip” companies. In addition, due to thin trading in the stocks of some small-cap companies, it may take the Fund a longer period of time to reduce or liquidate its investments in certain stocks or the Fund’s selling activities could negatively impact the sale price received or the value of any remaining holdings. The inability to quickly liquidate a position may expose the Fund to greater market risk with respect to such position and may result in the Fund obtaining a lower sale price than would be the case if the Fund were able to liquidate the position immediately.

•Foreign Securities and Currency Risk. Non-U.S. securities are subject to risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. The securities of foreign companies are frequently denominated in foreign currencies. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Issuers of foreign securities may not be required to provide operational or financial information that is as timely or reliable as those required for issuers of U.S. securities. The income or dividends earned on foreign securities may be subject to foreign withholding taxes. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

•Depositary Receipts Risk. ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-U.S. companies because their values depend on the performance of the underlying non-U.S. securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-U.S. dollar-denominated non-U.S. securities because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-U.S. dollar security is denominated. The Fund may invest in depositary receipts through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

•Liquidity Risk. Certain investments and markets can become illiquid at times and negatively impact the price of an investment if the Fund were to sell during times of illiquidity.

•Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

•Catalyst Risk. Investing in companies in anticipation of a catalyst carries the risk that the catalyst may not happen as anticipated, or the market may react to the catalyst differently than expected. Certain catalysts, such as emergence from, or restructuring as a result of, bankruptcy, carry additional risks, and the securities of such companies may be more likely to lose value than the securities of more stable companies. Securities of issuers undergoing such an event may be more volatile than other securities, may at times be illiquid, and may be difficult to value, and management of such a company may be addressing a situation with which it has little experience.

•REIT Risk. Adverse changes in general economic and local market conditions, supply or demand for similar or competing properties, taxes, governmental regulations or interest rates, as well as the risks associated with improving and operating property, may decrease the value of REITs in which the Fund may invest. In addition, to the extent the Fund holds interests in REITs, it is expected that investors in the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). Additionally, there is always a risk that a REIT will fail to qualify for favorable tax treatment.

•Cybersecurity Risk. With the widespread use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance. When the Fund has been in operation for a full calendar year, performance will be shown in the Prospectus and will give some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance. Updated performance information is available on the Fund’s website at https://columnfunds.com/ or by calling the Fund toll-free at 866-950-4644.

Management. Mason Street Advisors, LLC is the Fund’s investment adviser.

Sub-Advisers and Portfolio Managers. The Adviser allocates Fund assets among the following sub-advisers. Each sub-adviser’s portfolio managers are primarily responsible for the day-to-day management of the portion of the Fund’s portfolio that is allocated to the sub-adviser. For sub-advisers that have a group of portfolio managers, such portfolio managers are jointly and primarily responsible for such day-to-day management.

Boston Partners Global Investors, Inc. (WPG Partners division)

Portfolio Manager	Primary Title	Years of Service with the Fund
Eric A. Gandhi, CFA	Portfolio Manager	Since Inception

Driehaus Capital Management LLC

Portfolio Manager	Primary Title	Years of Service with the Fund
Jeffrey James	Lead Portfolio Manager	Since Inception
Michael Buck	Portfolio Manager	Since Inception
Prakash Vijayan, CFA	Assistant Portfolio Manager	Since Inception

Neuberger Berman Investment Advisers LLC

Portfolio Manager	Primary Title	Years of Service with the Fund
Robert W. D’Alelio	Managing Director	Since Inception
Brett S. Reiner	Managing Director	Since Inception
Gregory G. Spiegel	Managing Director	Since Inception
Benjamin H. Nahum	Managing Director	Since Inception
James F. McAree	Managing Director	Since Inception
Amit Solomon, PhD	Managing Director	Since Inception

Vaughan Nelson Investment Management, L.P.

Portfolio Manager	Primary Title	Years of Service with the Fund
Chris D. Wallis, CFA, CPA	Chief Executive Officer, Chief Investment Officer, Senior Portfolio Manager	Since Inception
James Eisenman, CFA, CPA	Portfolio Manager	Since Inception

Purchase and Sale of Fund Shares. Shares of the Fund are available only to investors participating in certain advisory programs sponsored by NMWMC. NMWMC advisory program investors may purchase and sell (redeem) shares of the Fund only through NMWMC. There is no minimum amount for investment in the Fund.

Tax Information. The Fund’s distributions will be taxed as ordinary income or long-term capital gain, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from tax-deferred arrangements.

Payments to Financial Intermediaries
NMWMC’s advisory programs purchase and redeem shares of the Fund through a financial intermediary, and the Adviser and/or its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.